UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 11, 2015
MANNATECH, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)
Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200
Coppell, Texas 75019
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if change since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2015, Mannatech, Incorporated (the “Company”) issued a press release announcing it has promoted its President, Alfredo (Al) Bala, to the position of Chief Executive Officer, effective as of August 11, 2015.  Mr. Bala will also remain the Company’s President.  Effective August 11, 2015, Dr. Robert Sinnott ceased to serve as the Company’s Chief Executive Officer.

Mr. Bala’s full biography and, to the extent applicable, the information required by Item 404(a) of Regulation S-K are included in the Company’s definitive proxy statement filed by the Company with the Securities and Exchange Commission on April 15, 2015 (the “2015 Proxy Statement”).  Mr. Bala’s current compensation is described in the 2015 Proxy Statement and the Company’s subsequent filings with the Securities and Exchange Commission.  The Company’s board of directors approved an increase in Mr. Bala’s annual base salary to $400,000 for 2015, effective as of his promotion to Chief Executive Officer.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit Number	Exhibit
99.1*	Press release, dated August 11, 2015, entitled “Mannatech Promotes President Alfredo Bala to CEO.”

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED

Dated: August 11, 2015	By:	/s/ David A. Johnson
David A. Johnson Chief Accounting Officer

Exhibit Index

Exhibit Number	Exhibit
99.1*	Press release, dated August 11, 2015, entitled “Mannatech Promotes President Alfredo Bala to CEO.”

*Filed herewith.